UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2022

ENNIS, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Presidential Pkwy.
Midlothian, Texas		76065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 775-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	EBF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Ennis, Inc. (the “Company”) was advised by BKM Sowan Horan, LLP (“BKM”), the Company’s independent registered public accounting firm, that on November 1, 2022, BKM completed a business combination agreement with CohnReznick, LLP (“CohnReznick”). Effective November 15, 2022, BKM ceased performing professional audit and tax services. As a result of this transaction, BKM resigned as the Company’s independent registered public accounting firm, effective November 15, 2022. On December 9, 2022, the Audit Committee of the Company’s Board of Directors approved the engagement of CohnReznick to serve as the Company’s independent registered public accounting firm for the Company’s year ended February 28, 2023.

During the interim period from March 1, 2022 through November 14, 2022, there were (a) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BKM’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (b) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided BKM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BKM furnish a letter addressed to the Securities and Exchange Commission stating whether BKM agrees with the statements made herein. A copy of BKM’s letter dated December 14, 2022, is filed as Exhibit 16.1.

During the years ended February 28, 2021 and 2020, and the subsequent interim periods through December 9, 2022, neither the Company nor anyone acting on its behalf has consulted with CohnReznick regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company hat CohnReznick concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company provided CohnReznick with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that CohnReznick furnish a letter addressed to the Securities and Exchange Commission stating whether CohnReznick agrees with the statements made herein. A copy of CohnReznick’s letter dated December 14, 2022, is filed as Exhibit 16.2.

Item 9.01 Financial Statements and Exhibits.

(d). Exhibits

Exhibit Number	Description

Exhibit 16.1	Letter from BKM Sowan Horan, LLP dated December 14, 2022
Exhibit 16.2	Letter from CohnReznick LLP dated December 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ennis, Inc.

Date:	December 14, 2022	By:	/s/ Vera Burnett
Vera Burnett Chief Financial Officer